UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2004

ALIGN TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-32259	94-3267295
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

881 Martin Avenue, Santa Clara, California		95050
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (408) 470-1000

Not applicable
(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.	Description
99.1	Transcript of Conference Call conducted by Align Technology, Inc. on April 22, 2004 (furnished and not filed herewith solely pursuant to Item 12)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 22, 2004, Align Technology, Inc. (“Align”) held a conference call to discuss its financial results for its first quarter ended March 31, 2004. A transcript of the conference call is furnished as Exhibit 99.1 to this Form 8-K.

The information contained in this Item 12 and in Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Ac or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of Align, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2004	ALIGN TECHNOLOGY, INC.

	By	/s/ ELDON M. BULLINGTON

Eldon M. Bullington Vice President of Finance and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Transcript of Conference Call conducted by Align Technology, Inc. on April 22, 2004 (furnished and not filed herewith solely pursuant to Item 12)